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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):                        December 4, 2006
  ARRAN FUNDING LIMITED      SOUTH GYLE RECEIVABLES TRUSTEE            RBS CARDS SECURITISATION
                                        LIMITED                           FUNDING LIMITED
                             (Exact name of registrant as
                               specified in its charter)

  JERSEY, CHANNEL ISLANDS       JERSEY, CHANNEL ISLANDS                 JERSEY, CHANNEL ISLANDS
                              (State or other jurisdiction
                                    of incorporation)

        333-128502                     333-128502-02                          333-128502-01

                                  (Commission File Number)

           NONE                             NONE                                   NONE
                              (IRS Employer Identification No.)

    22 Grenville Street             22 Grenville Street              Royal Bank House, 71 Bath Street
St. Helier, Jersey, JE4 8PX     St. Helier, Jersey, JE4 8PX            St. Helier, Jersey, JE4 8PJ
      CHANNEL ISLANDS                 CHANNEL ISLANDS                        CHANNEL ISLANDS
                            (Address of principal executive offices)
                                         (Zip Code)

     (44) 1534-609000                 (44) 1534-609000                       (44) 1534-285279
                               (Registrant's telephone number,
                                     including area code)

            N/A                             N/A                                    N/A
                               (Former name or former address,
                                if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01 OTHER EVENTS.
ARRAN FUNDING LIMITED - MONTHLY SERVICER'S REPORTS

The Servicer became aware on 1 December 2006 that the Monthly Servicer's Report of Series 2005-A and Series 2005-B for the period 15 December 2005 to 31 January 2006 and the monthly periods ended 28 February 2006 to 31 October 2006 inclusive, overstate the "excess spread (%)" and "excess spread (%) quarterly average" in each report. The Servicer is currently addressing this issue and preparing corrected reports for the affected monthly periods. The Servicer believes that the Quarterly Excess Spread Percentage has remained above 4.5% throughout the period and therefore the Spread Account Percentage will remain at 0% in each corrected Monthly Servicer's Report. The Servicer will file a copy of the Monthly Servicer's Report of Series 2005-A and Series 2005-B for the period ended 30 November 2006 on or before the Interest Payment Date falling on 15 December 2006 containing corrected excess spread figures for the monthly periods ending 30 September 2006 and 31 October 2006. Corrected copies of the Monthly Servicer's Report of Series 2005-A and Series 2005-B for each of the affected periods will be filed on or before the Interest Payment Date falling on 16 January 2007.

Capitalised terms used herein shall have the meanings given to such terms in the Base Prospectus of Arran Funding Limited dated 10 November 2005.

For further information please contact Richard O'Connor (+44 20 7672 1758) or Ron Huggett (+44 20 7085 4925).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     The Royal Bank of Scotland plc as Servicer

December 4, 2006                     By: /s/ Patrick Neville
                                     -----------------------
                                     Name:  Patrick Neville
                                     Title: Director, Finance, Cards Business